UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 5, 2007
THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of
incorporation or organization)

1-07151 (Commission File Number)	31-0595760 (I.R.S. Employer Identification No.)
1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)
(510) 271-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 5, 2007, Dr. Richard Carmona was elected to the Board of Directors of The Clorox Company (the “Company”), effective on that date. In addition, Dr. Carmona was appointed to the Finance Committee of the Board of Directors.
     On February 5, 2007, Mr. Edward A. Mueller was elected to the Company’s Board of Directors, effective on that date. In addition, Mr. Mueller was appointed to the Audit Committee of the Board of Directors.
     A press release announcing the election of Dr. Carmona and Mr. Mueller was issued on February 5, 2007, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein in its entirety.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description
99.1	Press Release dated February 5, 2007, issued by The Clorox Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY
Date: February 5, 2007	By:	/s/ Laura Stein
Senior Vice President —
General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated February 5, 2007, issued by The Clorox Company